UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
May 17, 2011
DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)
BLUE NILE, INC.
(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

DELAWARE	000-50763	91-1963165
(STATE OR OTHER JURISDICTION OF INCORPORATION)	(COMMISSION FILE NUMBER)	(I.R.S. EMPLOYER IDENTIFICATION NO.)
411 FIRST AVENUE SOUTH, SUITE 700, SEATTLE, WASHINGTON, 98104
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES, INCLUDING ZIP CODE)
(206) 336-6700
REGISTRANT’S TELEPHONE NUMBER, INCLUDING AREA CODE
N/A
(FORMER NAME OR FORMER ADDRESS IF CHANGED SINCE LAST REPORT)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT
Commercial Lease
On May 19, 2011, Blue Nile, Inc. (the “Company”), entered into the First Amendment (the “Amendment”) to the Commercial Lease Agreement dated July 21, 2006 (the “Lease”) for its fulfillment center with 5901 Fourth LLC, successor in interest to Gull Industries, Inc. Pursuant to the terms of the Amendment:
(1)	the Lease termination date was changed from October 31, 2011 to October 31, 2014 (the “Expiration Date”);

(2)	monthly rent payments from November 1, 2011 through October 31, 2014 will be approximately $17,039;

(3)	the Company has the right to extend the term of the Lease beyond the Expiration Date for one period of three years (the “Extended Term”);

(4)	in the Extended Term, the monthly rent shall be based on “Fair Market Rent,” as such term is defined in the Amendment; and

(5)	the Company may terminate the lease on October 31, 2013 under certain terms and conditions, including the payment of a Termination Fee equal to four months’ rent.
The foregoing description of the Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the Amendment, which is filed as Exhibit 10.1 hereto and incorporated by reference.
ITEM 2.03. CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT
The information included in Item 1.01 of this current report is incorporated by reference into this Item 2.03.
ITEM 5.07. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS
On May 17, 2011, Blue Nile, Inc. held its 2011 Annual Meeting of Stockholders. There were 14,588,679 shares of common stock entitled to be voted; 13,761,497 shares were voted in person or by proxy. The Company’s shareholders voted on the following matters:
1.	The election of two directors to serve until the 2014 Annual Meeting of Stockholders;

2.	On an advisory basis, the approval of the executive compensation disclosed in the Company’s Proxy Statement dated April 15, 2011;

3.	On an advisory basis, the frequency of the advisory vote on executive compensation; and

4.	The ratification of the selection of Deloitte & Touche LLP to serve as the Company’s independent auditor for the fiscal year ending January 1, 2012.
The results of the shareholder votes are set forth below:
Board of Directors

Nominees	For	Withheld	Broker Non-Votes
Eric Carlborg	13,207,574	74,782	479,141
Mark Vadon	13,259,162	23,194	479,141

Approval, on an Advisory Basis, of Executive Compensation

For	Against	Abstain	Broker Non-Votes
12,342,063	907,327	32,966	479,141
Advisory Vote on Frequency of Advisory Vote on Executive Compensation

One Year	Two Years	Three Years	Abstain	Broker Non-Votes
8,860,709	12,835	4,377,419	31,393	479,141
Based on the recommendation of a majority of the Company’s stockholders, the Company’s Board of Directors has determined that it will include annually in the proxy materials a shareholder vote on the compensation of executives until the next required shareholder vote on the frequency of shareholder votes on the compensation of executives.
Ratification of Selection of Independent Auditor

For	Against	Abstain
13,742,320	16,709	2,468
ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS
(c) Exhibits.

EXHIBIT
NUMBER	DESCRIPTION
10.1	First Amendment to Commercial Lease

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BLUE NILE, INC.

	By:	/s/ Vijay Talwar Vijay Talwar
Senior Vice President and General Manager
of International and Chief Financial Officer
Dated: May 20, 2011		(Principal Accounting and Financial Officer)

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